Exhibit 99.7

Sandra Yu President, Greater China Investor Day 2015

Safe Harbor Statement 2 Forward-Looking Statements Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by the fact they use words such as “should,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe” and other words and terms of similar meaning and expression. Such statements are likely to relate to, among other things, a discussion of goals, plans and projections regarding financial position, results of operations, cash flows, market position, market growth and trends, product development, product approvals, sales efforts, expenses, capital expenditures, performance or results of current and anticipated products and the outcome of contingencies such as legal proceedings and financial results. Forward-looking statements can also be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on current expectations that involve inherent risks, uncertainties and assumptions that may cause actual results to differ materially from expectations as of the date of this presentation. These risks include, but are not limited to: (1) the ability to sustain brand strength, particularly the Enfa family of brands; (2) the effect on the company's reputation of real or perceived quality issues; (3) the effect of regulatory restrictions related to the company’s products; (4) the adverse effect of commodity costs; (5) increased competition from branded, private label, store and economy-branded products; (6) the effect of an economic downturn on consumers' purchasing behavior and customers' ability to pay for product; (7) inventory reductions by customers; (8) the adverse effect of changes in foreign currency exchange rates; (9) the effect of changes in economic, political and social conditions in the markets where we operate; (10) changing consumer preferences; (11) the possibility of changes in the Women, Infant and Children (WIC) program, or participation in WIC; (12) legislative, regulatory or judicial action that may adversely affect the company's ability to advertise its products, maintain product margins, or negatively impact the company’s reputation or result in fines or penalties that decrease earnings; and (13) the ability to develop and market new, innovative products. For additional information regarding these and other factors, see the company’s filings with the United States Securities and Exchange Commission (the SEC), including its most recent Annual Report on Form 10-K, which filings are available upon request from the SEC or at www.meadjohnson.com. The company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Factors Affecting Comparability – Non-GAAP Financial Measures This presentation contains non-GAAP financial measures, including non-GAAP net sales, EBIT, earnings, earnings per share information, and effective tax rates. Specified Items are terms included in GAAP measures, but excluded for the purpose of determining non-GAAP net sales, EBIT, earnings and earnings per share. In addition, other items include the tax impact on Specified Items. Non-GAAP net sales, EBIT, earnings and earnings per share information adjusted for these items is an indication of the company’s underlying operating results and intended to enhance an investor’s overall understanding of the company’s financial performance. In addition, this information is among the primary indicators the company uses as a basis for evaluating company performance, setting incentive compensation targets and planning and forecasting of future periods. This information is not intended to be considered in isolation or as a substitute for financial measures prepared in accordance with GAAP. Tables that reconcile non-GAAP to GAAP disclosure are included in the Appendix. For more information: Kathy MacDonald, Vice President – Investor Relations Mead Johnson Nutrition Company 847-832-2182 kathy.macdonald@mjn.com October 2015 MJN Confidential and Proprietary Information

China – The “New Normal” 3 GDP Growth(1) Consumption as a Component of Total GDP Growth(2) (1) Source: World Bank (2015). (2) Source: http://rhg.com/notes/chinas-gdp-2015-target-and-outlook (Jan 2015). 10.6% 7.1% 2010 2011 2012 2013 2014 2015E 4.2% 3.8% 2012 2013 2014

Impact of Sourcing and Channel Shifts

Source of Finished Product

Europe **Australia/NZ**



China Manufacturing



China / Hong Kong Market[1]

(Value)



Import
Local

Shifting Channels[1]

August MAT Annual Growth Rates

(8%) +4% +22% +9% +68%



% of Total Category*
Modern Trade
Hong Kong
Baby Stores
C2C
B2C

(1) Source: Nielsen and SmartPath.
* Includes cross-channel sales; total of all channels exceeds 100%.

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Cross Channel Trading Impacts Pricing Competition

Cross Channel Trading(1)

August MAT Annual Growth Rates

Modern Trade	Hong Kong	Baby Stores	C2C	B2C
(8%)	+4%	+22%	+9%	+68%


% of Total
Category*
Modern Trade
Hong Kong
Baby Stores
C2C
B2C

Shift in Profitability


Retailer
Manufacturer
New
Retailer
Intermediary
Manufacturer
Past
Present

(1) Source: Nielsen and Smartpath.
* Includes cross-channel sales; total of all channels exceeds 100%.

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Near Term Challenges, Long Term Potential Trends/Expectations 6 Chinese consumers look for the most trustworthy product Today: imports Willingness to pay for quality remains high Price discounting will likely continue, but subside over time as: Dairy prices recover from 2015 low China regulators recreate level playing field by requiring regulatory compliance, duty payment by importers Ultimately, flexibility in both local manufacturing and import capabilities and agility to meet dynamic consumer needs will be important

Our Greater China Strategy 7 Strengthen digital capabilities Broaden brand portfolio Strengthen position in growing channels Deepen market penetration in high potential cities 1 2 3 4

2M Strengthen Digital Capabilities (1) Source: Tencent. 8 # of WeChat Fans Leading Content Online-to-Offline Prenatal Classes Anti-fake Scan Social Media (WeChat Mall) 4 Episodes @ 210M+ views(1) Catch Get Attention Connect Engage Close Drive to Purchase Building Capabilities to Win with Millennial Mothers 1

WECHAT Demo 9

Focus on High-Value Offerings

2

Moving Up the Value Chain

Highest Value

	Projected Growth Rate[1]	Projected Segment Size[1]
Super High Premium	~30%	20%
High Premium Import	~10%	35%
High Premium Local	(~5%)	35%
Non-Premium	(~20%)	10%

(1) Source: Nielsen, SmartPath and Mead Johnson projection; excluding Hong Kong.

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Enfa High Premium Imported Product *BBS Distribution expansion in progress. Source: Internal Data. Source: Nielsen. 11 Sales Mix(1) Import Enfa Off-Take Projection(1) Value Share in Initial 5 Months(2) Doubled Month following launch MJN 1st 2nd 3rd 4th 5th FMCG 0.1 0.7 1.7 2.5 2.7 Baby Stores* 0.1 0.2 0.5 0.8 1.0 Positive Initial Launch Results Q4 2014 Q3 2015 2 Local Enfa 72% Import 28% Local Enfa 95% Import 5% Q2'15 Q3'15

(1) Source: Internal data. 12 Key Ingredients Summary of Key Clinical Evidence A 8 Clinical Studies on problem solving/sustaining attention/overall IQ B 4 Clinical Studies on cognitive scores/better social, emotional, and behavioral rating C 3 Clinical Studies on reducing mortality, respiratory tract infections and improving immune status Relevant Concept with High Purchase Intention Superior Science Coming in 2016: Our New Super High Premium 2 MJN Competitor Purchase Intention (1) (Top - box)

China Portfolio Transition In 2016, the Product Portfolio Will Continue to Transition From Local to Imported Source: Internal MJN data and estimates. 13 2014 Future 2015 Q3 28% Imported Local China Sales Mix Evolution Super High Premium Coming in 2016! 2 0% 50% 100% Hundreds

Strengthen Position in Growing Channels B2C Baby Stores Established separate E-Commerce team Expanding B2C platforms Focused investment with chain retailers Will expand coverage in the channel Invested behind new imported product range Key Actions 14 Source: SmartPath. Source: Nielsen. MJN Value Share in B2C(1) MJN Value Share in Baby Stores(2) Recent Results 3 7.4% 7.8% 8.3% 8.5% May 2015 Jun 2015 Jul 2015 Aug 2015 7.8% 8.0% 8.3% 8.3% May 2015 Jun 2015 Jul 2015 Aug 2015

Clear and Focused Strategy 15 Imported Baby Stores B2C Super High Premium Preferred country of origin (e.g. the Netherlands) Strong brand equity in China Connection with Millennial Mothers Superior science Premium usage experience Preferred country of origin (e.g. the Netherlands) Strength of product portfolio Expand coverage Strong customer relationships Strength of product portfolio Investment in growing B2C Advanced digital capabilities

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